Dreyfus Premier

International

Growth Fund

ANNUAL REPORT October 31, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                      International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Growth Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Loeffler.

When the reporting period began, much of the world was experiencing the aftermath of a global currency and credit crisis, and many of the world's central banks had lowered key short-term interest rates to stimulate economic growth. This strategy appears to have been effective. Soon after 1999 began, evidence emerged that less restrictive monetary policies had helped prevent further economic deterioration in Japan and the emerging markets of Asia, Latin
America    and    Eastern    Europe.

The prospect of better economic conditions and the start of banking reform and corporate restructuring helped Japan lead the world's stock markets higher. European markets also fared relatively well in local currency terms, but returns were generally flat for U.S. investors after adjusting for currency-related effects. The improving economic climate produced particularly good results for emerging market stocks. Stocks in Southeast Asia began to recover in 1999, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil's currency devaluation abated. Even selected markets in Eastern Europe performed well, despite ongoing financial problems in Russia.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus  Premier  International  Growth  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Loeffler, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 20.74% for Class A shares, 19.83% for Class B shares, 19.75% for Class C shares and 21.04% for Class R shares.(1) This compares with a 23.49% total return produced by the fund' s benchmark, the Morgan Stanley Capital International World ("MSCI") Ex US Index (net dividends reinvested) for the same period.(2)

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find the best-managed, best-positioned companies, wherever they may be

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a strong brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers
as    well    as    that    of    its    local    market.

The fund will typically hold 55-75 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

What other factors influenced the fund's performance?

The  fund  benefited from the recovery of Japan's economy and financial markets,
which    advanced    strongly   during   the   reporting   period.    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Electronics firms were market leaders and their growth fueled downstream demand for electronic components. Benefiting from a growing wave of deregulation, consolidation and restructuring, telecommunications providers and equipment manufacturers, as well as banking and other financial service companies, advanced sharply. Throughout the period, the sharp rise of the yen against the dollar boosted the Japanese market's return in dollar terms.

On the other hand, the fund received mixed results from European markets. Stocks advanced early in the reporting period, in response to strong U.S. markets and in anticipation of the introduction of the new common currency, the euro.
However, midway through the fund's fiscal year, European markets stalled, as initial euphoria over the euro ebbed and its value declined against the dollar. As the period ended, European economic recovery was clearly under way. Business and consumer confidence increased, and exports and industrial production rose, prompting the euro to rebound as well. Perhaps most importantly, economic integration, spurred by the introduction of a common currency and increased cross-border merger activity, is creating a new, highly competitive business culture. The creation of shareholder value has become top priority for investors and money managers alike.

What is the fund's current strategy?

We further diversified the portfolio later in the period, increasing the number of companies in which we invest to approximately 75, up from 55-60 earlier in the year. We did this for two reasons: first, to take advantage of the expanding number of growth opportunities we see in world markets; and second, to protect the portfolio from recently renewed market volatility.

In Japan, a recent slowdown in foreign investment has resulted in more volatile markets. In response, we took profits in several of our investments after valuations increased sharply. Most recently, we have been shifting our focus away from leading-edge, high-technology investments, choosing instead to place a greater emphasis on companies we believe are positioned to benefit from a recovery of the Japanese domestic economy.


In Europe, our prime investment emphasis has been in the rapidly deregulating telecommunications industry, with a special focus on mobile telephone and cable television operators. The capital goods sector also remains attractive. Here we are concentrating our investments in manufacturers of telecommunications equipment and semiconductors. The German economy, always a prime driver of continental economic health, appears to be recovering and the French, Spanish and Scandinavian markets remain strong; we have concentrated investments in these countries. We have, however, decreased exposure to the United Kingdom, where interest rates are high and rising, fanning inflation fears.

Elsewhere, we have slightly reduced our exposure to emerging markets because we feel they have become more fully valued. On the other hand, Canadian companies appear very attractively valued when compared to their peers in the United States, and we are actively seeking investment opportunities there.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST

(2) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL -- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES. INCLUDES NET DIVIDENDS REINVESTED.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund Class A shares with the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index and the Morgan Stanley Capital International World Ex U.S. Index

((+))  SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER INTERNATIONAL GROWTH FUND ON 1/31/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX US INDEX AS WELL AS THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm)))INDEX. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX US INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm)))INDEX WAS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX US INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm)))INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99



                                                                Inception                                               From
                                                                  Date              1 Year             5 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                        1/31/92            13.82%                7.60%           18.85%
WITHOUT SALES CHARGE                                             1/31/92            20.74%                8.88%            9.68%

Class B Shares
WITH REDEMPTION((+))                                             1/15/93            15.83%                7.77%            8.86%
WITHOUT REDEMPTION                                               1/15/93            19.83%                8.07%            8.86%

Class C Shares
WITH REDEMPTION((+)(+))                                           9/5/95            18.75%                  --             8.79%
WITHOUT REDEMPTION                                                9/5/95            19.75%                  --             8.79%

Class R Shares

                                                                  9/5/95            21.04%                  --             9.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(  (+))   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund




STATEMENT OF INVESTMENTS



October 31, 1999

COMMON STOCKS--87.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.1%

Bank Austria                                                                                     18,000                  896,977

BELGIUM--.7%

Lernout & Hauspie Speech Products, ADR                                                           18,900  (a)             635,513

CANADA--2.9%

AT&T Canada, ADR                                                                                 29,200  (a)             941,700

Nortel Networks, ADR                                                                             15,200                  941,450

Telesystems International Wireless                                                               31,275  (a)             573,931

                                                                                                                       2,457,081

DENMARK--1.3%

Novo Nordisk, Cl. B                                                                               9,175                1,103,415

FINLAND--1.0%

Nokia, ADS                                                                                        7,500                  866,719

FRANCE--6.4%

Accor                                                                                             3,800                  857,276

Alcatel                                                                                           6,600                1,033,221

Altran Technologies                                                                               5,050                1,734,997

Elf Aquitaine                                                                                     7,900                1,165,945

Vivendi                                                                                           8,429                  640,226

                                                                                                                       5,431,665

GERMANY--8.0%

Bayerische Motoren Werke                                                                         42,250                1,349,560

Continental                                                                                      45,500                  990,500

Deutsche Bank                                                                                    14,300                1,028,119

Douglas Holding                                                                                   9,000                  409,399

Epcos, ADR                                                                                       21,275  (a)             866,956

Mannesmann                                                                                        7,525                1,185,962

Preussag                                                                                         17,771                  964,811

                                                                                                                       6,795,307

HONG KONG--1.5%

China Telecom (Hong Kong)                                                                       206,000  (a)             705,407

China Telecom (Hong Kong), ADS                                                                    9,000  (a)             607,500

                                                                                                                       1,312,907

IRELAND--1.4%

Esat Telecom, ADS                                                                                26,000  (a)           1,163,500

ISRAEL--1.4%

Partner Communications, ADR                                                                      73,600  (a)           1,159,200


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY--2.9%

Alleanza Assicurazioni                                                                           84,000                  857,368

Banca Intesa                                                                                    380,000                  738,699

Bulgari                                                                                         120,000                  851,372

                                                                                                                       2,447,439

JAPAN--20.3%

Bank of Fukuoka                                                                                 132,000                1,017,285

Internet Initiative Japan, ADR                                                                    7,500  (a)             403,125

JAPAN TELECOM                                                                                        50                1,717,933

Kao                                                                                              45,000                1,373,386

Konami                                                                                           14,000                1,357,071

NTT Mobile Communications Network                                                                    86                2,286,290

Nippon Express                                                                                  174,000                1,232,420

RICOH                                                                                            64,400                1,051,340

Ryohin Keikaku                                                                                    4,825                  928,927

SOFTBANK                                                                                          3,750                1,558,376

SONY                                                                                              9,300                1,451,298

Sakura Bank                                                                                      88,000                  756,735

TAKEFUJI                                                                                          9,500                1,230,865

TDK                                                                                               8,700                  852,507

                                                                                                                      17,217,558

LUXEMBOURG--.9%

Societe Europeenne des Satellites                                                                 6,100                  763,636

MEXICO--.7%

Telefonos de Mexico, ADR                                                                          7,400                  632,700

NETHERLANDS--8.1%

ASM Lithography, ADR                                                                             18,550  (a)           1,347,194

Benckiser, Cl. B                                                                                 18,500                1,096,052

Getronics                                                                                        15,000                  749,536

ING Groep                                                                                        19,100                1,129,183

STMicroelectronics                                                                               17,950                1,580,061

United Pan-Europe Communications                                                                 11,100  (a)             855,388

VNU                                                                                               3,250                  110,151

                                                                                                                       6,867,565

NORWAY--.7%

Tomra Systems                                                                                    16,500                  632,135

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--1.7%

Brisa-Auto Estradas de Portugal                                                                  35,700                1,409,429

SINGAPORE--1.8%

Chartered Semiconductor Manufacturing, ADR                                                        9,425  (a)             312,792

DBS Group                                                                                       104,899                1,186,583

                                                                                                                       1,499,375

SOUTH KOREA--1.1%

Korea Telecom, ADR                                                                               26,900  (a)             948,225

SPAIN--4.6%

Amadeus Global Travel Distribution, Cl. A                                                        90,225  (a)             541,205

Banco Santander Central Hispano                                                                  79,200                  824,072

Centros Comerciales Continente                                                                   29,000                  696,426

Tabacalera, Cl. A                                                                                48,575                  801,402

Telefonica Publicidad e Informacion                                                              46,025  (a)           1,006,781

                                                                                                                       3,869,886

SWEDEN--2.4%

ForeningsSparbanken                                                                              50,000                  798,420

Skandia Forsakrings                                                                              56,000                1,249,193

                                                                                                                       2,047,613

SWITZERLAND--3.2%

ABB                                                                                               8,100  (a)             808,647

Roche Holding Ag-Genusss                                                                             87                1,046,058

Swatch                                                                                            1,050                  837,516

                                                                                                                       2,692,221

TAIWAN--1.0%

Taiwan Semiconductor Manufacturing, ADS                                                          23,781  (a)             823,417

UNITED KINGDOM--11.2%

BP Amoco, ADS                                                                                    17,000                  981,750

COLT Telecom                                                                                     36,000  (a)           1,076,622

Dixons                                                                                           42,000                  744,383

Energis                                                                                          36,400  (a)           1,161,596

Pearson                                                                                          76,000                1,708,088

Rentokil Initial                                                                                230,000                  766,685


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

SmithKline Beecham, ADR                                                                          15,400                  985,600

Vodafone AirTouch                                                                               230,000                1,070,145

WPP                                                                                              93,000                1,009,913

                                                                                                                       9,504,782

UNITED STATES--1.1%

Global TeleSystems Group                                                                         38,410  (a)             919,439

TOTAL COMMON STOCKS

   (cost $61,933,058)                                                                                                 74,097,704
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.4%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--1.5%

Petroleo Brasileiro                                                                               9,750                1,328,863

GERMANY--.9%

SAP                                                                                               1,700                  750,907

TOTAL PREFERRED STOCKS

   (cost $1,754,157)                                                                                                   2,079,770
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--13.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES

Federal Home Loan Assoc, 5.16% 11/1/99

   (cost $11,000,000)                                                                        11,000,000               11,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $74,687,215)                                                             102.8%               87,177,474

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.8%)              (2,358,169)

NET ASSETS                                                                                       100.0%               84,819,305

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  74,687,215  87,177,474

Cash                                                                    426,291

Receivable for investment securities sold                             1,431,626

Dividends receivable                                                    315,005

Prepaid expenses                                                         27,380

                                                                     89,377,776
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            50,894

Due to Distributor                                                       32,915

Payable for investment securities purchased                           4,283,012

Payable for shares of Common Stock redeemed                             110,571

Accrued expenses                                                         81,079

                                                                      4,558,471
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       84,819,305
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      69,834,737

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                  2,532,695

Accumulated net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                 12,451,873
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       84,819,305

NET ASSET VALUE PER SHARE



                                                           Class A               Class B              Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           58,908,073            24,853,115             965,631                92,486

Shares Outstanding                                        3,665,592             1,594,341              63,706                 5,763
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 16.07                 15.59               15.16                 16.05

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME

Cash dividends (net of $185,063 foreign taxes withheld at source)    1,202,931

Interest                                                               139,497

TOTAL INCOME                                                         1,342,428

EXPENSES:

Management fee--Note 3(a)                                              640,711

Shareholder servicing costs--Note 3(c)                                 310,076

Distribution fees--Note 3(b)                                           295,455

Custodian fees                                                         104,170

Professional fees                                                       59,217

Registration fees                                                       49,584

Prospectus and shareholders' reports                                    27,131

Directors' fees and expenses--Note 3(d)                                 19,700

Miscellaneous                                                            4,326

TOTAL EXPENSES                                                       1,510,370

INVESTMENT (LOSS)                                                    (167,942)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         8,516,124

Net realized gain (loss) on forward currency exchange contracts        140,007

NET REALIZED GAIN (LOSS)                                             8,656,131

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                      7,868,350

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,524,481

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                16,356,539

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                    ----------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (167,942)              176,999

Net realized gain (loss) on investments         8,656,131          (5,024,444)

Net unrealized appreciation (depreciation)
   on investments                               7,868,350            2,812,814

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   16,356,539          (2,034,631)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (62,191)                   --

Class R shares                                      (300)                   --

Net realized gain on investments:

Class A shares                                         --          (8,881,717)

Class B shares                                         --         (10,185,321)

Class C shares                                         --             (35,735)

Class R shares                                         --             (12,932)

TOTAL DIVIDENDS                                  (62,491)         (19,115,705)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 97,018,471           53,917,170

Class B shares                                  8,889,496            5,524,765

Class C shares                                  7,676,981              296,792

Class R shares                                     44,552               47,105



                                                      Year Ended October 31,
                                               ---------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                     58,864            8,559,934

Class B shares                                         --            9,726,754

Class C shares                                         --               29,819

Class R shares                                        295               12,932

Cost of shares redeemed:

Class A shares                               (89,448,790)         (71,212,104)

Class B shares                               (42,381,559)         (17,753,575)

Class C shares                                (7,274,598)            (148,177)

Class R shares                                   (11,506)             (79,530)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (25,427,794)         (11,078,115)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (9,133,746)         (32,228,451)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            93,953,051          126,181,502

END OF PERIOD                                  84,819,305           93,953,051

Undistributed investment income--net                   --              126,701

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended October 31,
                                                   -----------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     6,604,528            3,605,498

Shares issued for dividends reinvested              4,348              607,518

Shares redeemed                               (6,067,447)          (4,676,922)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     541,429            (463,906)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       634,452              377,290

Shares issued for dividends reinvested                 --              702,800

Shares redeemed                               (3,029,148)          (1,208,591)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,394,696)           (128,501)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       552,113               20,307

Shares issued for dividends reinvested                 --                2,212

Shares redeemed                                 (519,809)              (9,478)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,304               13,041
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         3,155                3,028

Shares issued for dividends reinvested                 22                  919

Shares redeemed                                     (827)              (5,407)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,350              (1,460)

(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 1,484,026 CLASS B SHARES REPRESENTING $20,911,825 WERE AUTOMATICALLY CONVERTED TO 1,444,292 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.33          16.45          16.59          16.10         15.78

Investment Operations:

Investment income--net                                            .00(a,b)       .26            .00(b)         .14           .24

Net realized and unrealized
   gain (loss) on investments                                    2.76           (.86)          2.24           1.44           .47

Total from Investment Operations                                 2.76           (.60)          2.24           1.58           .71

Distributions:

Dividends from investment income--net                            (.02)           --            (.17)          (.25)         (.15)

Dividends from net realized gain on
   investments                                                    --           (2.52)         (2.21)          (.84)         (.24)

Total Distributions                                             (.02)          (2.52)         (2.38)         (1.09)         (.39)

Net asset value, end of period                                 16.07           13.33          16.45          16.59         16.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            20.74           (4.50)         15.00          10.21          4.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           1.42            1.27           1.30           1.31          1.31

Ratio of interest expense to average
   net assets                                                     --             .08            --             --            .01

Ratio of net investment income (loss)
   to average net assets                                       (.01)             .55            .00(d)         .76          1.38

Portfolio Turnover Rate                                       221.94          193.76           161.62       176.17        229.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          58,908         41,637           59,030       66,907        68,584

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END

B   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

C   EXCLUSIVE OF SALES CHARGE.

D   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.00          16.22          16.37          15.90         15.59

Investment Operations:

Investment income (loss)--net                                    (.06)(a)       (.03)(a)       (.14)           .00(b)        .10

Net realized and unrealized
   gain (loss) on investments                                    2.65           (.67)          2.24           1.44           .49

Total from Investment Operations                                 2.59           (.70)          2.10           1.44           .59

Distributions:

Dividends from investment income--net                             --              --           (.04)          (.13)         (.04)

Dividends from net realized gain on
   investments                                                    --           (2.52)         (2.21)          (.84)         (.24)

Total Distributions                                               --           (2.52)         (2.25)          (.97)         (.28)

Net asset value, end of period                                 15.59           13.00          16.22          16.37         15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            19.83           (5.22)         14.14           9.36          3.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           2.18            2.04           2.05           2.06          2.06

Ratio of interest expense to average
   net assets                                                     --             .08            --             --            .01

Ratio of net investment income (loss)
   to average net assets                                        (.41)           (.20)          (.76)           .01           .62

Portfolio Turnover Rate                                        221.94          193.76         161.62        176.17        229.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          24,853          51,873         66,781        71,983        72,215

A  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

C   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.






                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   1999           1998          1997           1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.66          15.87         16,20          15.90         15.85

Investment Operations:

Investment income (loss)--net                                    (.14)(b)       (.03)(b)      (.12)(b)        .28          (.01)

Net realized and unrealized
   gain (loss) on investments                                    2.64           (.66)         2.18           1.14           .06

Total from Investment Operations                                 2.50           (.69)         2.06           1.42           .05

Distributions:

Dividends from investment income--net                              --             --          (.18)          (.28)           --

Dividends from net realized gain on
   investments                                                     --          (2.52)        (2.21)          (.84)           --

Total Distributions                                                --          (2.52)        (2.39)         (1.12)           --

Net asset value, end of period                                 15.16           12.66         15.87          16.20         15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            19.75           (5.34)        14.17           9.36           .32(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           2.22            2.04          2.10           1.90           .35(d)

Ratio of interest expense to average
   net assets                                                    --              .08           .01            --              --

Ratio of net investment (loss)
   to average net assets                                       (.97)            (.19)         (.73)          (.19)         (.09)(d)

Portfolio Turnover Rate                                       221.94           193.76        161.62         176.17         229.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                            966              397           291            53              1

(A)  FROM SEPTEMBER 5, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C  EXCLUSIVE OF SALES CHARGE.

D  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)




                                                                                             Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   1999           1998           1997           1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.32          16.43          16.59          16.11         16.04

Investment Operations:

Investment income--net                                            .02(b)         .33            .17            .26           .01

Net realized and unrealized
   gain (loss) on investments                                    2.77           (.92)          2.10           1.35           .06

Total from Investment Operations                                 2.79           (.59)          2.27           1.61           .07

Distributions:

Dividends from investment income--net                            (.06)           --            (.22)          (.29)           --

Dividends from net realized gain on
   investments                                                     --          (2.52)         (2.21)          (.84)           --

Total Distributions                                             (.06)         (2.52)         (2.43)        (1.13)             --

Net asset value, end of period                                 16.05          13.32          16.43         16.59           16.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               21.04          (4.44)         15.21         10.45             .44(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           1.24           1.08           1.09           .87             .18(c)

Ratio of interest expense to average
   net assets                                                    --             .08            .01            --              --

Ratio of net investment income
   to average net assets                                        .15             .70            .21            .94            .08(c)

Portfolio Turnover Rate                                      221.94          193.76         161.62         176.17          229.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                            92              45             80              4               1

(A)  FROM SEPTEMBER 5, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund" ) is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund' s investment objective is to maximize capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the
accrual    basis.    Under    the    terms    of    the

custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income net by $103,732 and increased accumulated net realized gain (loss) on investments by $285,107 and decreased paid-in capital by $388,839. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rate in effect from time to time. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $24,512 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $291,613 and $3,842, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $114,900, $97,204 and $1,281, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $65,948 pursuant to the transfer agency agreement.

(D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.


NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1999, amounted to $183,830,805 and $219,449,495, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1999, there were no open forward currency exchange contracts.

(B) At October 31, 1999, accumulated net unrealized appreciation on investments was $12,490,259, consisting of $14,419,625 gross unrealized appreciation and $1,929,366 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Premier International Growth Fund (one of the Series constituting Dreyfus Premier International Funds, Inc.) as of
October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York

December 9, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0016 per share as a long-term capital gain distribution of the $.082 per share paid on December 16, 1998.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier International Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              092/633AR9910


================================================================================


Dreyfus

Premier Greater

China Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                             Greater China Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Greater China Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Mandy Tong.

When the reporting period began, much of the world was experiencing the aftermath of a global currency and credit crisis, and many of the world's central banks had lowered key short-term interest rates to stimulate economic growth. This strategy appears to have been effective. Soon after 1999 began, evidence emerged that less restrictive monetary policies had helped prevent further economic deterioration in Japan and the emerging markets of Asia, Latin
America    and    Eastern    Europe.

The prospect of better economic conditions and the start of banking reform and corporate restructuring helped Japan lead the world's stock markets higher. European markets also fared relatively well in local currency terms, but returns were generally flat for U.S. investors after adjusting for currency-related effects. The improving economic climate produced particularly good results for emerging market stocks. Stocks in Southeast Asia began to recover in 1999, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil's currency devaluation abated. Even selected markets in Eastern Europe performed well, despite ongoing financial problems in Russia.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in   Dreyfus   Premier   Greater   China   Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Mandy Tong, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform  relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 14.18% for Class A shares, 13.36% for Class B shares, 13.38% for Class C shares and 14.54% for Class R shares.(1) Because the concept of investing in the Greater China region is relatively new, there is no commonly accepted benchmark index. We can, however, compare performance to that of the individual markets in which the fund invests. In the People's Republic of China, the Shanghai B Index produced a total return of 27.67%,(2) and the total returns for the Taiwan Weighted (TWSE) Index and the Hang Seng Index, in Hong Kong, were 13.22%(3) and 34.24%,(4) respectively, for the 12-month period ended October 31, 1999.

We attribute the fund's performance to our cautious investment approach, both during last year' s Asian financial crisis and through the early phases of the region' s subsequent recovery. We maintained a relatively high level of cash for a significant portion of the period. This strategy served us well during periods of sharp decline. However, we did not participate fully when markets advanced. A strategy of increased commitment to selected markets and stocks aided the fund's performance in the latter part of the reporting period.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing in stocks of companies in the Greater China region: Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of individual markets.

We invest in growth companies with superior earnings streams at reasonable valuations. Our strength is to identify companies with focused The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

management with a well-defined business strategy and model to add value to shareholders. Given the rapidly changing business environment in the Internet era and industry deregulation in Asia, management's capability to recognize major changes in the operating environment and reposition the company will be critical to differentiate winners from losers.

We also look at the respective strengths of individual markets. We attempt to identify the macroeconomic events such as changes in monetary or exchange-rate policies that often mark market turning points. We then increase or decrease investments based upon anticipated market direction.

What other factors influenced the fund's performance?

The fund was launched in a period of crisis as global market forces and local market excesses combined to create near panic throughout the Asian region. Share prices plummeted across the board as foreign investors fled for presumably safer markets at home and domestic demand for stocks evaporated.

But just as quickly, it seemed, markets found their equilibrium. Currencies stabilized and interest rates began to fall. Companies returned to profitability by reducing wages, while recessionary pressures allowed for previously difficult, but much needed, structural change, such as shutting down excess capacity. Demand in the United States (and to a somewhat lesser extent, in Europe) remained strong for export goods. Lower interest rates boosted domestic demand.

These positive factors created renewed interest in regional stocks among foreign investors. Initially, offshore investors tended to focus on large, better known regional names. Later, as positive trends were sustained and markets looked relatively cheap, a large influx of foreign investment fueled rallies across markets and market sectors.

What is the fund's current strategy?

As conditions have improved, the fund has steadily invested in stocks. We have, however, taken a more focused approach, reducing the num ber of stocks in our portfolio from approximately 50 to a current level of 35-40. Such a reduction is in keeping with our view that careful stock selection will be increasingly important. Broad rallies across entire markets in response to waves of returning foreign liquidity are likely a thing of the past. We now look for individual stocks in whose earnings we have confidence, both as to current quality and sustainable momentum.

We have identified four major investment themes in the Greater China region in the coming 12 months: export-oriented electronics companies with a focus on the global outsourcing trend; technology stocks leveraging on growing business opportunities in software applications and system solutions; consumer cyclical companies taking advantage of the recovery in consumer spending; and beneficiaries of deregulation in the telecommunications industry.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- THE SHANGHAI B-SHARE STOCK PRICE INDEX IS A CAPITALIZATION-WEIGHTED INDEX. THE INDEX TRACKS THE DAILY PRICE PERFORMANCE OF ALL SHARES LISTED ON THE SHANGHAI STOCK EXCHANGE THAT ARE AVAILABLE FOR INVESTMENT BY FOREIGN INVESTORS. THE INDEX IS PRICED IN US$ AND INCLUDES NET DIVIDENDS REINVESTED.

(3) SOURCE: BLOOMBERG L.P. -- THE TAIWAN WEIGHTED (TWSE) INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL LISTED COMMON SHARES TRADED ON THE TAIWAN STOCK EXCHANGE. THE INDEX IS PRICED IN US$ AND INCLUDES NET DIVIDENDS REINVESTED.

(4) SOURCE: BLOOMBERG L.P. -- THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO SUBINDEXES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES. THE INDEX IS PRICED IN US$ AND INCLUDES NET DIVIDENDS REINVESTED.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GREATER CHINA FUND ON 5/12/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE HANG SENG INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/12/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO SUBINDEXES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/99



                                                                                     Inception                           From
                                                                                          Date            1 Year         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                              5/12/98             7.61%          6.73%
WITHOUT SALES CHARGE                                                                   5/12/98            14.18%          11.10%

CLASS B SHARES
WITH REDEMPTION((+))                                                                   5/12/98             9.36%           7.65%
WITHOUT REDEMPTION                                                                     5/12/98            13.36%          10.26%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                                5/12/98            12.38%          10.28%
WITHOUT REDEMPTION                                                                     5/12/98            13.38%          10.28%

CLASS R SHARES                                                                         5/12/98            14.54%          11.40%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(   (+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 1999



COMMON STOCKS--97.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHINA--5.7%

Eastern Communications                                                                           45,000                   36,720

Jiangxi Copper                                                                                  400,000  (a)              61,792

Shanghai Petrochemical                                                                          240,000                   49,125

                                                                                                                         147,637

HONG KONG--60.4%

ASM Pacific Technology                                                                           58,000                   68,319

Asia Satellite Telecommunications                                                                11,000                   25,914

Automated Systems                                                                                94,000                   48,404

CCT Telecom                                                                                     300,000  (a)              96,550

CCT Telecom Warrants                                                                            180,000  (a)              27,111

China Pharmaceutical Enterprise & Investment                                                    236,000                   43,141

China Pharmaceutical Enterprise & Investment Warrants                                            23,600  (a)               1,033

China Telecom                                                                                    48,000  (a)             164,367

Citic Pacific                                                                                    20,000                   51,751

Dah Sing Financial                                                                               16,600                   66,246

Esprit                                                                                           94,000                   88,942

Giordano International                                                                          112,000                  118,950

Globe Tech                                                                                       90,000                   52,716

HSBC                                                                                              7,200                   86,431

HSBC Warrants                                                                                    84,000                    8,218

Hutchison Whampoa                                                                                16,000                  160,659

Johnson Electric                                                                                 10,500                   56,771

Pacific Century CyberWorks                                                                       91,000  (a)              68,531

SmarTone Telecommunications                                                                      34,000                  119,928

South China Morning Post                                                                        128,000                   93,100

Sun Hung Kai Properties                                                                           7,000                   56,546

Swire Pacific                                                                                    11,000                   54,519

                                                                                                                       1,558,147

SINGAPORE--3.3%

Elec & Eltek International                                                                       25,000                   85,000

TAIWAN--28.2%

Advanced Semiconductor Engineering                                                               18,819  (a)              57,845

Asustek Computer                                                                                  8,516                   89,402

Chinatrust Commercial Bank                                                                       39,800  (a)              36,513

Compeq Manufacturing                                                                             12,000  (a)              61,286

Formosa Chemicals & Fibre                                                                         1,120                    1,264



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

Formosa Plastics                                                                                 24,050                   48,145

Hon Hai Precision Industry                                                                        7,000  (a)              47,888

Quanta Computer                                                                                       1                        8

Shinkong Synthetic Fibers                                                                       117,000  (a)              40,943

Taiwan Semiconductor Manufacturing                                                               40,194  (a)             178,668

United World Chinese Commercial Bank                                                             32,000                   40,555

Via Technolgies                                                                                  15,701  (a)              93,553

Winbond Electronics                                                                              17,000  (a)              31,084

                                                                                                                         727,154
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,191,924)                                                               97.6%                2,517,938

CASH AND RECEIVABLES (NET)                                                                         2.4%                   61,953

NET ASSETS                                                                                       100.0%                2,579,891

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,191,924    2,517,938

Cash                                                                     13,214

Cash denominated in foreign currencies                     176,430      176,324

Receivable for investment securities sold                                24,083

Dividends receivable                                                      7,621

Prepaid expenses                                                         60,009

Due from The Dreyfus Corporation                                         18,421

                                                                      2,817,610
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                          883

Payable for investment securities purchased                             191,809

Payable for shares of Common Stock redeemed                               7,504

Accrued expenses                                                         37,523

                                                                        237,719
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,579,891
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,242,747

Accumulated undistributed investment income--net                          4,131

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                      7,150

Accumulated net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                    325,863
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,579,891

NET ASSET VALUE PER SHARE




                                                           Class A               Class B              Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            1,721,082              268,210              356,248               234,351

Shares Outstanding                                          119,110               18,705               24,879                16,176
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 14.45                14.34                14.32                 14.49

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,570 foreign taxes withheld at source)         45,766

Interest                                                                13,343

TOTAL INCOME                                                            59,109

EXPENSES:

Investment advisory fee--Note 3(a)                                      28,506

Registration fees                                                       92,468

Custodian fees                                                          66,431

Organization expenses                                                   14,191

Auditing fees                                                           10,939

Prospectus and shareholders' reports                                    10,289

Shareholder servicing costs--Note 3(c)                                   5,409

Distribution fees--Note 3(b)                                             4,141

Directors' fees and expenses--Note 3(d)                                    892

Legal fees                                                                 772

Miscellaneous                                                            3,897

TOTAL EXPENSES                                                         237,935

Less-expense reimbursement from Dreyfus due to undertaking--Note 3(a) (183,011)

NET EXPENSES                                                            54,924

INVESTMENT INCOME--NET                                                   4,185
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            34,462

Net realized gain (loss) on forward currency exchange contracts        (1,108)

NET REALIZED GAIN (LOSS)                                                33,354

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                        274,100

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 307,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   311,639

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                    ----------------------------

                                                     1999               1998(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              4,185               19,322

Net realized gain (loss) on investments            33,354             (26,204)

Net unrealized appreciation (depreciation)
   on investments                                 274,100               51,763

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      311,639               44,881
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (13,561)                   --

Class B shares                                    (1,375)                   --

Class C shares                                    (2,296)                   --

Class R shares                                    (2,144)                   --

TOTAL DIVIDENDS                                  (19,376)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    127,540            1,413,371

Class B shares                                     15,811              222,500

Class C shares                                    172,118              200,000

Class R shares                                         --              200,000

Dividends reinvested:

Class A shares                                     13,561                   --

Class B shares                                      1,375                   --

Class C shares                                      2,296                   --

Class R shares                                      2,144                   --

Cost of shares redeemed:

Class A shares                                   (58,150)               (2,689)

Class B shares                                    (5,376)                   --

Class C shares                                   (61,754)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                    209,565              2,033,182

TOTAL INCREASE (DECREASE) IN NET ASSETS          501,828              2,078,063
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,078,063                   --

END OF PERIOD                                   2,579,891            2,078,063

Undistributed investment income--net                4,131               19,322

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended October 31,
                                                    ----------------------------

                                                     1999               1998(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         9,279              113,093

Shares issued for dividends reinvested              1,113                   --

Shares redeemed                                   (4,145)                (230)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,247              112,863
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         1,122               17,851

Shares issued for dividends reinvested                113                   --

Shares redeemed                                     (381)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         854               17,851
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        13,114               16,000

Shares issued for dividends reinvested                189                   --

Shares redeemed                                   (4,424)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,879               16,000
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               16,000

Shares issued for dividends reinvested                176                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         176               16,000

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                       Year Ended October 31,
                                                    ----------------------------

CLASS A SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.78                12.50

Investment Operations:

Investment income--net                                .04(b)               .13

Net realized and unrealized gain (loss)
   on investments                                    1.75                  .15

Total from Investment Operations                     1.79                  .28

Distributions:

Dividends from investment income--net                (.12)                 --

Net asset value, end of period                      14.45                12.78
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                14.18                2.24(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              2.25                1.08(d)

Ratio of net investment income
   to average net assets                              .34                1.04(d)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                    8.03                2.75(d)

Portfolio Turnover Rate                            206.09               10.65(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               1,721                 1,442

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended October 31,
                                                   -----------------------------

CLASS B SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.73                12.50

Investment Operations:

Investment income (loss)--net                        (.05)(b)              .08

Net realized and unrealized gain (loss)
   on investments                                    1.74                  .15

Total from Investment Operations                     1.69                  .23

Distributions:

Dividends from investment income--net                (.08)                  --

Net asset value, end of period                      14.34                 12.73
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                13.36                1.84(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              3.00                1.44(d)

Ratio of net investment income (loss)
   to average net assets                             (.41)                .69(d)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                    8.03                2.75(d)

Portfolio Turnover Rate                            206.09               10.65(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 268                   227

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended October 31,
                                                     --------------------------

CLASS C SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.73                 12.50

Investment Operations:

Investment income (loss)--net                        (.05)(b)               .08

Net realized and unrealized gain (loss)
   on investments                                    1.74                   .15

Total from Investment Operations                     1.69                   .23

Distributions:

Dividends from investment income--net                (.10)                  --

Net asset value, end of period                      14.32                 12.73
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                13.38                1.84(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              3.00                1.43(d)

Ratio of net investment income (loss)
   to average net assets                             (.38)                .68(d)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                    8.03                2.75(d)

Portfolio Turnover Rate                            206.09               10.65(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 356                   204

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        Year Ended October 31,
                                                   -----------------------------

CLASS R SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.79               12.50

Investment Operations:

Investment income--net                                .08(b)              .14

Net realized and unrealized gain (loss)
   on investments                                    1.75                 .15

Total from Investment Operations                     1.83                 .29

Distributions:

Dividends from investment income--net                (.13)                  --

Net asset value, end of period                      14.49                12.79
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                    14.54                2.32(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              2.00                 .96(c)

Ratio of net investment income
   to average net assets                              .59                1.16(c)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                    8.03                2.75(c)

Portfolio Turnover Rate                            206.09               10.65(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 234                  205

(A)  FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Mellon.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

        Class A         113,103          Class C            16,126

        Class B          16,101          Class R            16,176

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $609 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of the borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1998 through October 31, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, service plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $183,011 during the period ended October 31, 1999.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $1,778 and $2,363, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities
dealer,    financial    institu    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tion or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $3,793, $593 and $787, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $217 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1999, amounted to $5,160,588 and $3,889,311, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value
of    the    contract    decreases    between    the    date    the

forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1999, there were no open forward currency exchange contracts.

(b) At October 31, 1999, accumulated net unrealized appreciation on investments was $326,014, consisting of $374,934 gross unrealized appreciation and $48,920 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus Premier Greater China Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York

December 9, 1999



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 1999:

   --the total amount of foreign taxes paid to foreign countries was $1,570

   --the total amount of income sourced from foreign countries was $15,503

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1999 Calendar year with Form 1099-DIVwhich will be mailed by January 31, 2000.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Greater China Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment-Advisors Ltd.

                        2903-5 Alexandra House

                        16-20 Chater Road

                        Hong Kong

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              130/170AR9910


================================================================================



Dreyfus

Premier European

Equity Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier European Equity Fund, covering the period from December 10, 1998, the fund's inception, through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Joanna Bowen and Kieran Gallagher.

When the reporting period began, much of the world was experiencing the aftermath of a global currency and credit crisis, and many of the world's central banks had lowered key short-term interest rates to stimulate economic growth. This strategy appears to have been effective. Soon after 1999 began, evidence emerged that less restrictive monetary policies had helped prevent further economic deterioration in Japan and the emerging markets of Asia, Latin
America    and    Eastern    Europe.

The prospect of better economic conditions and the start of banking reform and corporate restructuring helped Japan lead the world's stock markets higher. European markets also fared relatively well in local currency terms, but returns were generally flat for U.S. investors after adjusting for currency-related effects. The improving economic climate produced particularly good results for emerging market stocks. Stocks in Southeast Asia began to recover in 1999, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil's currency devaluation abated. Even selected markets in Eastern Europe performed well, despite ongoing financial problems in Russia.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier European Equity Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joanna Bowen and Kieran Gallagher, Portfolio Managers

How did Dreyfus Premier European Equity Fund perform relative to its benchmark during the period?

The fund' s Class A shares produced a 12.40% total return, Class B shares provided a total return of 11.68%, Class C shares returned 11.68% and Class R shares returned 12.64% during the reporting period that began at the fund's December 10, 1998 inception and ended October 31, 1999.(1) The Financial Times Eurotop 300 Index, the fund's benchmark, produced a total return of 9.03% from December 10, 1998 through October 31, 1999.(2)

The public offering of the fund's Class T shares commenced on September 30, 1999. From September 30, 1999 through October 31, 1999, the fund produced a total return of 0.07% for Class T shares.(1)

We attribute the fund' s good relative performance to our stock selection and sector allocation strategies. The fund benefited from our decision to target companies that we believed were likely to report positive earnings surprises in an improving economy, particularly among consumer-oriented and economically sensitive industrial companies. Similarly, we focused on companies that we believed had the ability to raise prices in a low-inflation environment.

What is the fund's investment approach?

Our investment approach begins at the strategic level. We establish a framework of investment themes after considering economic data, the relative valuations of both stocks and bonds, and the latest political and industrial developments. These global and regional themes help us identify market sectors that we believe have strong long-term growth prospects.

When choosing stocks within those industries, we employ the resources provided by our in-house team of global securities analysts. Our research team strives to
identify    the    most    compelling    investment     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

opportunities within industries that have a positive long-term outlook. In addition, we look for companies that are reasonably valued relative to similar companies both within Europe and overseas.

What other factors influenced the fund's performance?

As interest rates declined during the autumn of 1998, we became convinced of the need to increase the fund's exposure to companies that, in our opinion, would benefit from expectations of stronger economic growth. In our view, economically sensitive companies' valuations had fallen to levels that reflected recessionary or deflationary conditions. As a result, we increased our holdings of basic materials producers. Investments in these areas included U.K. mining company Billiton, French steel company Usinor, and U.K. engineering firm Bodycote International. These stocks performed well through the second quarter of 1999, boosting fund performance. We also increased our positions in economically sensitive stocks such as industrial gas group Linde, automobile manufacturer Bayerische Motoren Werke (BMW) and Swedish truck and construction equipment manufacturer Volvo.

Across Europe and throughout the reporting period, consumption remained robust against a background of rising wages, falling unemployment and relatively low interest rates. The consumer service stocks in our portfolio benefited most from these positive economic conditions.

Toward the end of the reporting period, uncertainty over the direction of interest rates adversely affected European stock markets. During the third quarter of 1999, higher short-term interest rates had a negative impact on some of the fund' s economically sensitive holdings. However, there were also some bright spots in recent months, especially among companies involved in merger and acquisition activities or corporate restructuring. Fund holdings Vodafone Group and Societe Generale made especially good progress over the past several months because of these influences.


What is the fund's current strategy?

Long-term bond yields have risen sharply since their January lows as global economic conditions have improved. However, inflation has remained low amid ongoing pricing pressures related to capacity, deregulation and technology advances. Accordingly, we have positioned the fund to benefit if, as we expect, interest rates and bond yields have already hit their cyclical highs and may decline from current levels. We have, therefore, focused recently on companies within market sectors that we believe will benefit most from lower interest rates. In addition, we have maintained our positions in companies that we expect to be able to exert pricing power in an improving European economy. We also continue to watch for potential mergers and acquisitions that may positively affect stock prices.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier European Equity Fund Class A shares, Class B shares, Class C shares and Class R shares and the Financial Times Eurotop 300 Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EUROPEAN EQUITY FUND ON 12/10/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE FINANCIAL TIMES EUROTOP 300 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/98 IS USED AS THE BEGINNING VALUE ON 12/10/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE FINANCIAL TIMES EUROTOP 300 INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Actual Aggregate Total Returns AS OF 10/31/99



                                                                                           Inception                From

                                                                                             Date                 Inception
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                                                     12/10/98                 5.96%
WITHOUT SALES CHARGE                                                                          12/10/98                12.40%

Class B Shares
WITH REDEMPTION((+))                                                                          12/10/98                 7.68%
WITHOUT REDEMPTION                                                                            12/10/98                11.68%

Class C Shares
WITH REDEMPTION((+)(+))                                                                       12/10/98                10.68%
WITHOUT REDEMPTION                                                                            12/10/98                11.68%

Class R Shares                                                                                12/10/98                12.64%

Class T Shares
WITH SALES CHARGE (4.5%)                                                                       9/30/99                (4.43)%

WITHOUT SALES CHARGE                                                                           9/30/99                 0.07%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(   (+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS



October 31, 1999

COMMON STOCKS--93.6%                                                                    Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.6%

Voest-Alpine Stahl                                                                       1,500                            46,569

FRANCE--14.8%

Axa                                                                                        360                            50,893

Carbone Lorraine                                                                         1,100                            47,440

Elf Aquitaine                                                                              360                            53,132

IPSOS                                                                                      580                            29,563

Rexel                                                                                      540                            48,388

Societe Generale, Cl. A                                                                    430                            93,834

Total Fina, Cl. B                                                                          340                            46,058

Vivendi                                                                                    785                            59,625

                                                                                                                         428,933

GERMANY--14.3%

Apcoa Parking                                                                              530                            39,110

Bayerische Motoren Werke                                                                 2,600                            83,050

Celanese                                                                                   190                             3,005

Epcos                                                                                      500                            20,546

Hoechst                                                                                  1,900                            83,825

Linde                                                                                    1,300                            68,249

Linde (Rights)                                                                           1,300                             4,125

Mannesmann                                                                                 440                            69,345

Zapf Creation                                                                            1,250  (a)                       43,459

                                                                                                                         414,714

IRELAND--1.7%

Bank of Ireland                                                                          6,200                            48,497

ITALY--3.1%

ENI                                                                                      4,800                            28,291

Telecom Italia                                                                           7,000                            60,888

                                                                                                                          89,179

NETHERLANDS--8.7%

Fortis                                                                                   2,200                            75,909

ING Groep                                                                                1,280                            75,673

VNU                                                                                      1,900                            64,396

Wolters Kluwer                                                                           1,080                            36,171

                                                                                                                         252,149



COMMON STOCKS (CONTINUED)                                                                Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--2.3%

Banco Pinto & Sotto Mayor                                                                1,400                            29,222

Portugal Telecom                                                                           850                            37,993

                                                                                                                          67,215

SPAIN--7.4%

Argentaria                                                                               2,660                            59,168

Funespana                                                                                2,130                            35,478

Sogecable                                                                                1,050  (a)                       28,957

Telefonica                                                                               5,450  (a)                       89,858

                                                                                                                         213,461

SWEDEN--7.0%

Skandia Forsakrings                                                                      1,500                            33,460

Telefonaktiebolaget LM Ericsson                                                          2,780                           115,894

Volvo, Cl. B                                                                             2,100                            54,396

                                                                                                                         203,750

SWITZERLAND--4.9%

BioMarin Pharmaceutical                                                                  2,000  (a)                       30,552

Kuoni Reisen                                                                                11                            46,978

UBS                                                                                        220                            64,107

                                                                                                                         141,637

UNITED KINGDOM--27.8%

Bank of Scotland                                                                         2,300                            28,701

Barclays                                                                                 1,430                            43,800

Billiton                                                                                 7,200                            31,133

Blue Circle Industries                                                                   7,900                            36,692

Bodycote International                                                                  11,800                            48,113

Capital Shopping Centres                                                                 4,300                            28,491

Dixons Group                                                                             2,500                            44,309

Glaxo Wellcome                                                                           2,300                            67,915

Granada                                                                                  8,000                            63,265

Great Universal Stores                                                                   3,700                            28,104

Northern Rock                                                                            4,600                            31,121

Prudential                                                                               3,900                            61,202

Rentokil Initial                                                                         9,700                            32,334

Reuters                                                                                  3,700                            34,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Shell Transport & Trading                                                               12,200                            93,572

Stagecoach Holdings                                                                     14,600                            41,527

Standard Chartered                                                                       3,000                            42,097

Vodafone Group                                                                          10,000                            46,528

                                                                                                                         803,304

TOTAL COMMON STOCKS

   (cost $2,667,794)                                                                                                   2,709,408
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--4.1%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--3.2%

Fielmann                                                                                 1,140                            43,264

Fresenius                                                                                  310                            50,818

                                                                                                                          94,082

PORTUGAL--.9%

Lusomundo                                                                                3,360                            26,211

TOTAL PREFERRED STOCKS

   (cost $112,023)                                                                                                       120,293
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,779,817)                                                      97.7%                         2,829,701

CASH AND RECEIVABLES (NET)                                                                2.3%                            65,642

NET ASSETS                                                                              100.0%                         2,895,343

A NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,779,817    2,829,701

Cash                                                                     67,995

Cash denominated in foreign currencies                      7,989         7,985

Receivable for investment securities sold                                44,594

Dividends receivable                                                      8,049

Net unrealized appreciation on forward currency
   exchange contracts--Note 4(a)                                             60

Prepaid expenses                                                         10,365

Due from The Dreyfus Corporation                                          9,727

                                                                      2,978,476
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                        1,206

Payable for investment securities purchased                              49,906

Accrued expenses and other liabilities                                   32,021

                                                                         83,133
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,895,343
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,580,529

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                        264,903

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                      49,911
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,895,343

NET ASSET VALUE PER SHARE




                                                       Class A      Class B      Class C        Class R         Class T
--------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       1,205,167       560,492      562,577        566,106           1,001

Shares Outstanding                                      85,761        40,150       40,298         40,191          71.327
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            14.05         13.96        13.96          14.09           14.03

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

From December 10, 1998 (commencement of operations) to October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,010 foreign taxes withheld at source)         47,354

Interest                                                                 2,550

TOTAL INCOME                                                            49,904

EXPENSES:

Investment advisory fee--Note 3(a)                                      22,192

Registration fees                                                       61,994

Auditing fees                                                           24,782

Custodian fees                                                          16,387

Distribution fees--Note 3(b)                                             7,283

Shareholder servicing costs--Note 3(c)                                   5,140

Prospectus and shareholders' reports                                     9,211

Legal fees                                                               1,550

Director's fees and expenses--Note 3(d)                                    683

Miscellaneous                                                            3,046

TOTAL EXPENSES                                                         152,268

Less--expense reimbursement from Dreyfus due to
  undertaking--Note 3(a)                                               (90,739)

NET EXPENSES                                                            61,529

INVESTMENT (LOSS)                                                      (11,625)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                        290,211

Net realized gain (loss) on forward currency
  exchange contracts                                                   (21,869)

NET REALIZED GAIN (LOSS)                                               268,342

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                         49,911

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 318,253

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   306,628

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From December 10, 1998 (commencement of operations) to October 31, 1999

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (11,625)

Net realized gain (loss) on investments                                268,342

Net unrealized appreciation (depreciation)
   on investments                                                       49,911

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                           306,628
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                       1,081,444

Class B shares                                                         502,096

Class C shares                                                         504,146

Class R shares                                                         507,500

Class T shares (a)                                                       1,000

Cost of shares redeemed:

Class A shares                                                          (2,401)

Class R shares                                                          (5,070)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                        2,588,715

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,895,343
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        2,895,343

A FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER31, 1999

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

From December 10, 1998 (commencement of operations)

to October 31, 1999

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                             85,939

Shares redeemed                                                           (178)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           85,761
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                             40,150
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                             40,298
--------------------------------------------------------------------------------

CLASS R

Shares sold                                                             40,557

Shares redeemed                                                           (366)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           40,191
--------------------------------------------------------------------------------

CLASS T(A)

SHARES SOLD                                                                 71

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 10, 1998 (commencement of operations) to October 31, 1999. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                  Year Ended October 31, 1999
                                                              ---------------------------------------------------------------

                                                              CLASS A     CLASS B    CLASS C     CLASS R    CLASS T(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50       12.50       12.50      12.50      14.02

Investment Operations:

Investment income (loss)--Net (b)                                (.03)       (.12)       (.12)       .00(c)    (.04)

Net realized and unrealized gain (loss)
      on investments                                             1.58        1.58        1.58       1.59        .05

Total from Investment Operations                                 1.55        1.46        1.46       1.59        .01

Net asset value, end of period                                  14.05       13.96       13.96      14.09      14.03
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                            12.40(e)    11.68(e)    11.68(e)   12.64        .07(e)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)                      2.01        2.68        2.68       1.79        .22

Ratio of net investment income (loss)
   to average net assets (d)                                     (.21)       (.87)       (.87)       .03       (.22)

Decrease reflected in above expense ratio
   due to undertakings by Dreyfus (d)                            3.29        3.29        3.29       3.28        .42

Portfolio Turnover Rate (d)                                    104.68      104.68      104.68     104.68     104.68
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,205         560         563        566          1

A   FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   AMOUNT REPRESENTS LESS THAN $.01.

D   NOT ANNUALIZED.

E   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund which commenced operations on December 10, 1998. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (" Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited (" Newton" ) serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon Bank, N.A.

On July 12, 1999, the Board of Directors approved the addition of Class T shares, which became effective September 30, 1999.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class   A  .....................  80,000  Class  C  .....................40,000

Class B ...................  40,000 Class R ............................ 40,000


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net
unrealized    foreign     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $128 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 1999, the fund increased accumulated undistributed investment income-net by $11,625, and decreased accumulated net realized gain (loss) on investments by $3,439 and decreased paid-in capital by $8,186. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from December 10, 1998 through October 31, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund' s aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $90,739 during the period ended October 31, 1999.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

AVERAGE NET ASSETS

0   to  $100  million................................................. .35 of 1%

$100  million to $1 billion..........................................  .30 of 1%

$1   billion  to  $1.5  billion......................................  .26 of 1%

In   excess  of  $1.5  billion......................................   .20 of 1%

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 1999, Class B and Class C shares were charged $3,644 and $3,639, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $2,503, $1,215 and $1,213, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $85 pursuant to the transfer agency agreement.

(D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(A)  The  aggregate  amount  of  purchases  and  sales of investment securities,
excluding    short-term    securities    and    forward    currency    exchange

contracts, during the period ended October 31, 1999, amounted to $5,368,968 and $2,880,547, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes open forward currency exchange contracts at October 31, 1999:



                                                              Foreign
                                                             Currency                                             Unrealized
Forward Currency Exchange Contracts                            Amount          Cost ($)        Value ($)        Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

EURO DOLLARS, EXPIRING 11/2/99                                     12,848        13,484           13,544                  60


(B) At October 31, 1999, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $49,944, consisting of $256,305 gross unrealized appreciation and $206,361, gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier European Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Premier European Equity Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from December 10, 1998 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier European Equity Fund at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from December 10, 1998 to October 31, 1999, in conformity with generally accepted accounting principles.


New York, New York

December 9, 1999





NOTES

                                                           For More Information

                        Dreyfus Premier European Equity Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR

                        England

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              223/224AR9910

 for Graphe in President's Letter


================================================================================



Dreyfus Premier

Global Allocation

Fund

ANNUAL REPORT October 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             7   Fund Performance

                             9   Statement of Investments

                            18   Statement of Financial Futures

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            23   Financial Highlights

                            27   Notes to Financial Statements

                            33   Report of Independent Auditors

                            34   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Global Allocation Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Global Allocation Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Lex C. Huberts.

The past 12 months have been highly volatile for stocks and bonds, which began the reporting period in the wake of a sharp correction caused primarily by the spread of the global financial crisis in overseas markets. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong
through    the    remainder    of    the    reporting    period.

Because inflation is more likely to rise in a strong economy, the U.S. bond market generally declined during the first ten months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's
interest-rate    cuts.

Despite weakness in the U.S. stock market toward the end of the reporting period, these economic conditions generally supported stock prices throughout the year. Technology stocks and other stocks with high earnings growth rates provided the highest overall returns, while value-oriented and small-cap stocks generally lagged the market averages.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Global Allocation Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Lex C. Huberts, Portfolio Manager

How did Dreyfus Premier Global Allocation Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 14.42% for Class A shares, 13.54% for Class B and Class C shares, and 14.54% for Class R shares.(1) This compares with a 14.26% total return for the fund's global balanced benchmark, which consists of 60% Morgan Stanley Capital International World Index, 30% Salomon Smith Barney World Government Bond Index and 10% cash (as measured by the Salomon Smith Barney Three Month CD Index). (2

The fund' s performance came in slightly above the global balanced benchmark's return. Our asset allocation helped our performance, since we were overweighted in equities and they dramatically outperformed bonds during the past year. Within our equity allocation, we favored Japan, which outperformed the other developed equity markets. However, our currency hedging strategy offset some of the gains from our asset allocation decisions.

What is the fund's investment approach?

The fund seeks to take advantage of discrepancies in price that, from time to time, occur in global financial markets. From a starting allocation of 60% exposure to stocks, we analyze the relative value of stocks versus bonds versus cash from the perspective of a local investor in each of the markets we follow. If we believe, based on the fundamental economic outlook, that stocks are inexpensive relative to bonds, we increase our stock allocation to over 60%. Over time, the relationship in price should return to its appropriate level, and stock prices will rise. Naturally, the converse is also true. If we believe stocks are overpriced relative to bonds, we reduce our exposure to a level under the benchmark.

Our country allocations are made on a country-by-country basis, again, against a measure of each country' s relative value: whether or not stocks, given the
outlook    for    profits,    are    expensive    or    cheap   in    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

comparison to stocks in other markets. In each country's market, we purchase individual stocks as well as instruments that represent the performance of the market as a whole.

As of October 31, 1999, the fund's market exposure by country, taking into account physical securities holdings and derivatives, was as follows:

Market Exposure by Country (as of October 31, 1999)
          United States 35.1%
          Japan 21.8%
          Germany 13.3%
          France 8.0%
          United Kington 7.3%
          Other 4.9%
          Netherlands 4.7%
          Switzerland 3.9%
          Italy 1.0%

Our currency hedging strategy seeks to add value by taking advantage of differences in real interest -- that is, interest rates that are adjusted for inflation. Discrepancies in real interest rates occur when a country's central bank undertakes monetary policies for domestic economic purposes, such as combating unemployment or attempting to offset inflation. The effect of these policies tends to spill over into international markets, creating opportunities for global investors. For example, we may currently obtain income from a reduction in Japanese yen exposure. Additionally,demand for a currency with high real interest rates is generally strong and the value of such a currency will rise over time. We seek to emphasize currencies with high real interest rates and to de-emphasize those currencies with low real interest rates.



What other factors influenced the fund's performance?

At the beginning of the period, we heavily emphasized stocks, investing 10% to 20% above our neutral 60% weighting. As equity markets advanced sharply over the first half of our fiscal year, such overweighting enhanced performance

Our equity emphasis focused on Japan, Switzerland and Germany. Japan and Germany outperformed global averages and enhanced the fund's return. This gain was somewhat offset by the underperformance of the Swiss stock market. We believed the U.S. stock market to be overvalued and reduced our exposure to U.S. equities during a period when they continued to advance, consequently reducing return.

Our stance on relative value shifted at the end of June. After a lengthy run-up, stocks as an asset class became, in our view, overvalued when compared to bonds. As real interest rates rose to historically high levels, our gradual shift of allocation, selling stocks and buying bonds (with a strong emphasis on dollar-denominated issues), improved fund returns.

Currencies also influenced fund performance. We hedged our exposure to the euro and the yen, believing that these currencies would decline in value against the dollar. The euro did as we expected, but the yen advanced sharply, reducing fund returns.

What is the fund's current strategy?

We   currently  believe  that,  globally,  equities  are  slightly  overvalued.
Consequently, we have reduced equity exposure to slightly less than our neutral weighting. We believe that a higher exposure to bonds is prudent, given currently modest global inflationary expectations.

In our view, U.S. equities are significantly overvalued, and we have reduced our domestic equity investments to a level that is below that of the U.S. market benchmark. On the other hand, the Japanese equity market appears to offer solid investment potential fueled by strong earnings recovery, and we have emphasized
investments    there.

November 15, 1999

                                                             The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE (A): LIPPER ANALYTICAL SERVICES, INC. -- MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX INCLUDES NET DIVIDENDS REINVESTED. SOURCE (B): SALOMON SMITH BARNEY INC. -- THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (UNHEDGED) IS A FIXED-INCOME INDEX AND A MARKET CAPITALIZATION BENCHMARK THAT TRACKS THE PERFORMANCE AND COVERS DEBT ISSUES OF 14 GOVERNMENT BOND MARKETS. SOURCE (C):
SALOMON SMITH BARNEY INC. -- THE SALOMON SMITH BARNEY THREE MONTH CD INDEX IS A ROTATING SAMPLE COLLECTED BY THE NEW YORK FEDERAL RESERVE BANK OF FIVE BANKS AND DEALERS SURVEYED DAILY ON SECONDARY MARKET DEALER OFFER RATES FOR JUMBO CERTIFICATES OF DEPOSIT.


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Global Allocation Fund Class A shares, Class B shares, Class C shares and Class R shares with a Customized Blended Index and the Morgan Stanley Capital International World Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GLOBAL ALLOCATION FUND ON 6/29/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AS WELL AS A CUSTOMIZED BLENDED INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 6/30/98 IS USED AS THE BEGINNING VALUE ON 6/29/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED AND INCLUDES NET DIVIDENDS REINVESTED. THE CUSTOMIZED BLENDED INDEX HAS BEEN PREPARED BY THE FUND FOR PURPOSES OF A MORE ACCURATE COMPARISON TO THE FUND'S OVERALL PORTFOLIO COMPOSITION. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF 60% MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX, 30% SOLOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX, AND 10% SOLOMON SMITH BARNEY 3-MONTH CD. THE SOLOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX CONSISTING OF DEBT ISSUES OF GOVERNMENT BOND MARKETS.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                             The Fund


FUND PERFORMANCE (CONTINUED)

Average Annual Total Returns AS OF 10/31/99



                                                                                      Inception                          From
                                                                                        Date             1 Year        Inception
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares
WITH SALES CHARGE (5.75%)                                                                 6/29/98            7.81%          3.08%
WITHOUT SALES CHARGE                                                                      6/29/98           14.42%          7.72%

Class B Shares
WITH REDEMPTION ((+))                                                                     6/29/98            9.54%          3.97%
WITHOUT REDEMPTION                                                                        6/29/98           13.54%          6.91%

Class C Shares
WITH REDEMPTION ((+)(+))                                                                  6/29/98           12.54%          6.91%
WITHOUT REDEMPTION                                                                        6/29/98           13.54%          6.91%

Class R Shares                                                                            6/29/98           14.73%          8.01%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(   (+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.





STATEMENT OF INVESTMENTS

October 31, 1999



COMMON STOCKS--25.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--.1%

Bank Austria                                                                                        100                    4,969

OMV                                                                                                 100                    9,650

                                                                                                                          14,619

BELGIUM--.6%

Barco                                                                                               100                   12,929

Electrabel                                                                                          100                   32,962

Fortis (B)                                                                                          900                   30,366

Groupe Bruxelles Lambert                                                                            100                   17,301

KBC Bancassurance                                                                                   200                   10,301

Solvay                                                                                              100                    7,668

Tractebel                                                                                           100                   17,469

                                                                                                                         128,996

DENMARK--.3%

A/S Dampskibsselskabet Svendborg                                                                      1                   14,494

D/S 1912, Cl. B                                                                                       1                   10,110

Den Danske Bank                                                                                     100                   11,383

Tele Danmark                                                                                        200                   12,133

Unidanmark, Cl. A                                                                                   100                    7,777

                                                                                                                          55,897

FINLAND--.7%

Merita                                                                                            1,000                    5,792

Nokia                                                                                             1,200                  137,244

UPM-Kymmene                                                                                                                9,460

                                                                                                                         152,496

HONG KONG--.6%

CLP                                                                                               2,000                    9,164

Cable & Wireless HKT                                                                             10,000                   22,846

Cheung Kong                                                                                       2,000                   18,148

Hang Seng Bank                                                                                    2,000                   21,752

Hutchison Whampoa                                                                                 3,000                   30,118

New World Development                                                                             3,000                    5,676

Sun Hung Kai Properties                                                                           2,021                   16,322

Swire Pacific, Cl. A                                                                              2,000                    9,910

                                                                                                                         133,936

IRELAND--.1%

Allied Irish Banks                                                                                  700                    8,756

CRH                                                                                                 400                    7,547


                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND (CONTINUED)

Jefferson Smurfit                                                                                 1,700                    4,413

                                                                                                                          20,716

ITALY--1.0%

Assicurazioni Generali                                                                              800                   25,773

Banca Intesa                                                                                      1,300                    5,531

ENI                                                                                               6,400                   37,611

Edison                                                                                              700                    5,814

Fiat                                                                                                300                    9,482

Istituto Nazionale delle Assicurazioni                                                            3,300                   10,014

Mediaset                                                                                          1,000                    9,960

Mediobanca                                                                                          600                    6,202

Montedison                                                                                        2,600                    4,597

Pirelli                                                                                           1,700                    3,908

Riunione Adriatica di Sicurta                                                                       500                    4,620

San Paolo - IMI                                                                                   1,222                   16,084

Telecom Italia                                                                                    3,000                   26,018

Telecom Italia (RNC)                                                                              1,000                    4,924

Telecom Italia Mobile                                                                             5,300                   33,174

Telecom Italia Mobile (RNC)                                                                       2,000                    6,933

UniCredito Italiano                                                                               2,500                   11,683

Unione Immobiliare                                                                                3,300                    1,694

                                                                                                                         224,022

JAPAN--15.3%

ACOM                                                                                                200                   21,847

ADVANTEST                                                                                           100                   15,044

ASAHI BREWERIES                                                                                   1,000                   14,210

Ajinomoto                                                                                         1,000                   11,202

Alps Electric                                                                                     1,000                   19,356

Aoyamma Trading                                                                                     200                    6,382

Asahi Bank                                                                                        4,000                   35,493

Asahi Chemical Industry                                                                           2,000                   12,074

Asahi Glass                                                                                       2,000                   15,887

Bank of Fukuoka                                                                                   1,000                    7,695

Bank of Tokyo-Mitsubishi                                                                          7,000                  115,906

Bank of Yokohama                                                                                  2,000                   11,211

Benesse                                                                                             100                   21,368

Bridgestone                                                                                       1,000                   27,501

                                                                                                     The Fund



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Canon                                                                                             1,000                   28,268

Central Japan Railway                                                                                 2                   13,511

Chugai Pharmaceutical                                                                             1,000                   11,882

Citizen Watch                                                                                     1,000                    7,062

DAINIPPON INK AND CHEMICALS                                                                       2,000                    7,666

DAIWA HOUSE INDUSTRY                                                                              1,000                    9,141

Dai Nippon Printing                                                                               1,000                   18,216

Daikin Industries                                                                                 1,000                   11,020

Daiwa Bank                                                                                        2,000                    9,563

Daiwa Securities                                                                                  3,000                   31,995

Denso                                                                                             1,000                   21,368

EBARA                                                                                             1,000                   11,920

East Japan Railway                                                                                    5                   30,615

FANUC                                                                                               600                   46,570

Fuji Bank                                                                                         5,000                   68,513

Fuji Photo Film                                                                                   1,000                   32,100

Fujitsu                                                                                           3,000                   90,264

Furukawa Electric                                                                                 2,000                   14,565

Gunma Bank                                                                                        1,000                    7,493

Hitachi                                                                                           4,000                   43,197

Honda Motor                                                                                       1,000                   42,162

ITOCHU                                                                                            1,000  (a)               3,680

Industrial Bank of Japan                                                                          4,000                   54,044

Isetan                                                                                            1,000                    7,139

JAPAN AIRLINES                                                                                    2,000                    6,707

JAPAN TOBACCO                                                                                         3                   33,059

JUSCO                                                                                             1,000                   23,285

Joyo Bank                                                                                         2,000                    9,774

KINDEN                                                                                            1,000                    8,959

KIRIN BREWERY                                                                                     2,000                   22,882

KOKUYO                                                                                            1,000                   18,139

KOMATSU                                                                                           2,000                   11,614

Kansai Electric Power                                                                             1,300                   24,278

Kao                                                                                               1,000                   30,471

Kawasaki Heavy Industries                                                                         3,000                    4,111

Kawasaki Steel                                                                                    3,000  (a)               6,784

Kinki Nippon Railway                                                                              2,000                    9,256


                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Konami                                                                                              100                    9,678

Kubota                                                                                            3,000                   11,930

Kuraray                                                                                           1,000                   13,415

Kyocera                                                                                             600                   57,493

Marui                                                                                             1,000                   18,877

Matsushita Electric Industrial                                                                    2,000                   42,066

Minebea                                                                                           1,000                   13,463

Mitsubishi                                                                                        2,000                   14,373

Mitsubishi Chemical                                                                               2,000                    9,065

Mitsubishi Electric                                                                               4,000                   22,116

Mitsubishi Estate                                                                                 2,000                   20,027

Mitsubishi Heavy Industries                                                                       6,000                   23,515

Mitsubishi Rayon                                                                                  2,000                    5,040

Mitsubishi Trust & Banking                                                                        2,000                   26,888

Mitsui & Co.                                                                                      2,000                   14,776

Mitsui Fudosan                                                                                    1,000                    7,465

Mitsui Marine & Fire Insurance                                                                    1,000                    6,621

Mycal                                                                                             1,000                    4,734

NEC                                                                                               2,000                   40,437

NIDEC                                                                                               100                   19,404

NGK Insulators                                                                                    1,000                    9,477

NGK Spark Plug                                                                                    1,000                    8,135

NSK                                                                                               1,000                    8,001

Nichiei                                                                                             100                    5,174

Nikon                                                                                             1,000                   23,764

Nintendo                                                                                            200                   31,717

Nippon Express                                                                                    1,000                    7,072

Nippon Mitsubishi Oil                                                                             2,000                    8,815

Nippon Paper Industries                                                                           2,000                   15,523

Nippon Steel                                                                                     12,000                   30,471

Nippon Telegraph & Telephone                                                                         18                  275,968

Nippon Yusen Kabushiki Kaisha                                                                     2,000                    8,624

Nissan Motor                                                                                      5,000  (a)              29,944

Nomura Securities                                                                                 3,000                   49,473

OBAYASHI                                                                                          2,000                   11,978

ORIENTAL LAND                                                                                       100                    9,467

OSAKA GAS                                                                                         3,000                   10,033

                                                                                                     The Fund



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Oji Paper                                                                                         2,000                   14,086

Olympus Optical                                                                                   1,000                   13,511

Omron                                                                                             1,000                   20,889

Orix                                                                                                100                   13,415

Promise                                                                                             200                   13,415

Rohm                                                                                                100                   22,422

SHIMANO                                                                                           1,000                   24,914

SHIMIZU                                                                                           2,000                    7,168

SMC                                                                                                 100                   16,855

SOFTBANK                                                                                            100                   41,491

SONY                                                                                                800                  124,645

Sakura Bank                                                                                       6,000                   51,514

Sankyo                                                                                            1,000                   28,459

Sanyo Electric                                                                                    4,000                   19,164

Sekisui Chemical                                                                                  1,000                    4,916

Sekisui House                                                                                     1,000                   10,818

77 Bank                                                                                           1,000                   11,863

Sharp                                                                                             2,000                   31,813

Shimamura                                                                                           100                   14,373

Shin-Etsu Chemical                                                                                1,000                   41,204

Shionogi & Co.                                                                                    1,000                    9,189

Shizuoka Bank                                                                                     1,000                   11,307

Sumitomo                                                                                          2,000                   14,603

Sumitomo Bank                                                                                     4,000                   64,316

Sumitomo Chemical                                                                                 3,000                   19,232

Sumitomo Electric Industries                                                                      1,000                   13,425

Sumitomo Marine & Fire Insurance                                                                  1,000                    7,714

Sumitomo Metal Industries                                                                         6,000  (a)               5,864

TAKEFUJI                                                                                            200                   25,872

TOKYO GAS                                                                                         5,000                   11,834

TOSHIBA                                                                                           3,000                   18,858

Taisho Pharmaceutical                                                                             1,000                   41,587

Takashimaya                                                                                       1,000                    8,959

Takeda Chemical Industries                                                                        1,000                   57,397

Teijin                                                                                            2,000                   10,195

Terumo                                                                                            1,000                   30,376

Tobu Railway                                                                                      2,000                    6,267

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Tohoku Electric Power                                                                             1,000                   15,600

Tokai Bank                                                                                        3,000                   26,159

Tokio Marine & Fire Insurance                                                                     2,000                   26,159

Tokyo Broadcasting System                                                                         1,000                   26,399

Tokyo Electric Power                                                                              1,600                   35,723

Tokyu                                                                                             2,000                    5,462

Toppan Printing                                                                                   1,000                   12,256

Toray Industries                                                                                  2,000                   11,020

Toto                                                                                              1,000                    7,608

Toyota Motor                                                                                      5,000                  172,959

Yamanouchi Pharmaceutical                                                                         1,000                   45,324

Yamato Transport                                                                                  1,000                   28,747

                                                                                                                       3,388,814

NETHERLANDS--1.0%

ABN AMRO                                                                                            740                   17,882

Akzo Nobel                                                                                          160                    6,885

Elsevier                                                                                            350                    3,322

Getronics                                                                                            50                    2,491

Heineken                                                                                            180                    9,174

ING Groep                                                                                           502                   29,591

KPN                                                                                                 247                   12,667

Koninklijke Ahold                                                                                   311                    9,545

Koninklijke (Royal) Philips Electronics                                                             179                   18,344

Royal Dutch Petroleum                                                                             1,160                   69,292

TNT Post                                                                                            240                    6,105

Unilever                                                                                            321                   21,256

Wolters Kluwer                                                                                      160                    5,343

                                                                                                                         211,897

NEW ZEALAND--.0%

Telecom Corporation of New Zealand                                                                2,000                    8,039

NORWAY--.0%

Den Norske Bank                                                                                   1,100                    4,263

Norsk Hydro                                                                                         200                    7,980

                                                                                                                          12,243

PORTUGAL--.2%

BPI-SGPS                                                                                          1,330                    5,312



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL (CONTINUED)

Banco Comercial Portugues                                                                           300                    8,444

Banco Espirito Santo                                                                                200                    5,197

Electricidade de Portugal                                                                           300                    4,661

Portugal Telecom                                                                                    220                    9,805

                                                                                                                          33,419

SINGAPORE--.3%

DBS                                                                                               1,163                   13,141

Oversea-Chinese Banking                                                                           2,100                   15,777

Singapore Airlines                                                                                1,000                   10,578

Singapore Press                                                                                     900                   15,417

Singapore Telecommunications                                                                      5,000                    9,497

                                                                                                                          64,410

SPAIN--.8%

Argentaria, Caja Postal y Banco Hipotecario                                                         400                    8,871

Autopistas, Concesionaria Espanola                                                                  525                    5,656

Banco Bilbao Vizcaya                                                                              1,500                   20,150

Banco Santander Central Hispano                                                                   3,120                   32,368

Endesa                                                                                              800                   16,002

Fomento de Construcciones y Contratas                                                               400                   10,028

Gas Natural SDG, Cl. E                                                                              300                    6,559

Iberdrola                                                                                           700                   10,198

Repsol - YPF                                                                                        600                   12,361

Sociedad General de Aguas de Barcelona                                                              600                    9,573

Tabacalera, Cl. A                                                                                   300                    4,935

Telefonica                                                                                        2,496  (a)              41,032

                                                                                                                         177,733

SWEDEN--.8%

Drott, Cl. B                                                                                        200                    1,917

Electrolux, Cl. B                                                                                   300                    5,972

ForeningsSparbanken                                                                                 450                    7,156

Hennes & Mauritz, Cl. B                                                                             800                   21,218

NetCom, Cl. B                                                                                       300  (a)              12,436

Sandvik, Cl. A                                                                                      300                    7,702

Securitas, Cl. B                                                                                    800                   11,847

Skandia Forsakrings                                                                                 400                    8,885

Skandinaviska Enskilda Banken, Cl. A                                                                500                    5,129

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Skanska, Cl. B                                                                                      200                    7,307

Svenska Cellulosa, Cl. B                                                                            300                    8,084

Svenska Handelsbanken, Cl. A                                                                        600                    8,303

Telefonaktiebolaget LM Ericsson, Cl. B                                                            1,600                   66,422

Volvo, Cl. A                                                                                        300                    7,811

Volvo, Cl. B                                                                                        200                    5,159

                                                                                                                         185,348

SWITZERLAND--3.8%

ABB                                                                                                  75  (a)               7,556

ABB (Bearer)                                                                                         25                   40,198

Adecco                                                                                               25                   15,160

Alusuisse Lonza                                                                                      10                    6,104

Credit Suisse                                                                                       382                   73,457

Holderbank Financiere Glarus                                                                         30                    9,923

Holderbank Financiere Glarus, Cl. B                                                                   4                    4,927

Lonza (Rights)                                                                                       10                    5,841

Nestle                                                                                               61                  117,700

Novartis                                                                                            106                  158,614

Roche (Bearer)                                                                                        3                   52,373

Roche (Genusss)                                                                                      11                  132,113

Sulzer                                                                                               10                    7,022

Swisscom                                                                                            120                   36,582

Swiss Re                                                                                             21                   43,552

UBS                                                                                                 323                   94,015

Zurich Allied                                                                                        79                   44,744

                                                                                                                         849,881

TOTAL COMMON STOCKS

   (cost $4,517,110)                                                                                                   5,662,466
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
BONDS AND NOTES--18.7%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--3.7%

Netherlands Government, Bonds:

   6%, 1/15/2006                                                                                210,000                  231,878

   5.75%, 2/15/2007                                                                             206,445                  224,084

   7.50%, 4/15/2010                                                                             169,234                  208,087

   7.50%, 1/15/2023                                                                             120,000                  151,984

                                                                                                                         816,033


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED STATES--15.0%

U.S. Treasury, Notes,

   6.50%, 8/15/2005                                                                           1,685,000  (b)           1,716,425

U.S. Treasury, Bonds,

   8%, 11/15/2021                                                                             1,360,000                1,597,130

                                                                                                                       3,313,555

TOTAL BONDS AND NOTES

   (cost $4,270,693)                                                                                                   4,129,588
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--55.3%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

A.I. Credit, 5.26%, 11/18/1999                                                                  800,000                  798,013

Abbey National North America, 5.35%, 12/15/1999                                                 800,000                  794,769

Associates Corporation of North America,

   5.30%, 11/1/1999                                                                           1,112,000                1,112,000

Atlantis One Funding, 6%, 1/18/2000                                                           1,600,000                1,579,200

BP America, 5.23%, 11/19/1999                                                                   771,000                  768,984

CIT Group, 5.26%, 12/10/1999                                                                    400,000                  397,721

Ciesco, 5.30%, 11/23/1999                                                                     1,600,000                1,594,818

E. I. du Pont de Nemours, 5.27%, 11/12/1999                                                     800,000                  798,712

Ford Motor Credit, 5.28%, 12/16/1999                                                            800,000                  794,720

General Electric Credit, 5.29%, 12/16/1999                                                      800,000                  794,710

Lucent Technologies, 5.29%, 12/1/1999                                                           400,000                  398,236

Metlife Funding, 5.96%, 1/24/2000                                                               800,000                  788,874

Toyota Motor Credit, 5.25%, 11/12/1999                                                          800,000                  798,717

Xerox Capital (Europe), 5.26%, 11/19/1999                                                       800,000                  797,896

TOTAL SHORT-TERM INVESTMENTS

   (cost $12,217,370)                                                                                                 12,217,370
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $21,005,173)                                                              99.6%               22,009,424

CASH AND RECEIVABLES (NET)                                                                          .4%                   77,984

NET ASSETS                                                                                       100.0%               22,087,408

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 1999




                                                                                                                       Unrealized

                                                                   Market Value                                      Appreciation
                                                                        Covered                                    (Depreciation)
                                            Contracts           by Contracts ($)            Expiration                       ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

Australian 10 Year Bond                             1                    89,811           December '99                     (862)

CAC 40                                             11                   562,864           December '99                    34,397

Euro Bund                                          21                 2,345,624           December '99                  (17,406)

Euro Notional 10 Year                              13                 1,193,921           December '99                     1,219

Financial Times Stock Exchange 100                  9                   915,576           December '99                     1,518

German Stock                                        4                   577,632           December '99                     3,661

Japanese 10 Year Government Bond                    1                   584,834              March '00                    13,176

Long Gilt                                           4                   685,487           December '99                   (16,146)

Nikkei                                              9                   256,112           December '99                     7,694

S&P 500                                             9                 3,096,450           December '99                    27,775

Tokyo Price                                         4                   570,048           December '99                    29,322

U.S. Long Bond                                     11                 1,249,531           December '99                    (5,219)

                                                                                                                          79,129

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  21,005,173  22,009,424

Cash                                                                        940

Cash denominated in foreign currencies                       10,213      10,240

Receivable for investment securities sold                               186,394

Receivable for futures variation margin--Note 4(a)                      170,432

Dividends and interest receivable                                       120,429

Prepaid expenses                                                         21,151

                                                                     22,519,010
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             6,519

Due to Distributor                                                        9,819

Payable for investment securities purchased                             345,096

Net unrealized (depreciation) on forward
   currency exchange contracts--Note 4(a)                                37,566

Accrued expenses and other liabilities                                   32,602

                                                                        431,602
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       22,087,408
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      20,070,991

Accumulated undistributed investment income--net                        523,660

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                    446,709

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions
   (including $79,129 net unrealized appreciation on
   financial futures)                                                 1,046,048
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       22,087,408

NET ASSET VALUE PER SHARE



                                                           Class A               Class B              Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            7,769,093             7,694,960           2,187,700              4,435,655

Shares Outstanding                                          562,512               562,763             160,000                320,074
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 13.81                 13.67               13.67                  13.86

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               781,225

Cash dividends (net of $10,844 foreign taxes withheld at source)        66,867

TOTAL INCOME                                                           848,092

EXPENSES:

Management fee--Note 3(a)                                              210,961

Registration fees                                                       77,232

Distribution fees--Note 3(b)                                            70,902

Shareholder servicing costs--Note 3(c)                                  42,294

Professional fees                                                       24,842

Prospectus and shareholders' reports                                    21,556

Custodian fees                                                          20,515

Directors' fees and expenses--Note 3(d)                                  4,617

Miscellaneous                                                            4,572

TOTAL EXPENSES                                                         477,491

Less-reduction in management fee due to undertaking--Note 3(a)        (27,279)

NET EXPENSES                                                           450,212

INVESTMENT INCOME--NET                                                 397,880
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           239,089

Net realized gain (loss) on forward currency exchange contracts      (544,974)

Net realized gain (loss) on financial futures                        1,806,230

NET REALIZED GAIN (LOSS)                                             1,500,345

Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($465,438) net
  unrealized (depreciation) on financial futures]                      831,343

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,331,688

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,729,568

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                   ----------------------------

                                                     1999              1998(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            397,880              125,780

Net realized gain (loss) on investments         1,500,345          (1,053,636)

Net unrealized appreciation (depreciation)
   on investments                                 831,343              214,705

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                              2,729,568            (713,151)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                     32,966            7,001,300

Class B shares                                     36,816            7,000,000

Class C shares                                         --            2,000,000

Class R shares                                      1,000            4,000,000

Cost of shares redeemed:

Class A shares                                    (1,078)                   --

Class B shares                                       (13)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                      69,691            20,001,300

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,799,259            19,288,149
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            19,288,149                   --

END OF PERIOD                                  22,087,408           19,288,149

Undistributed investment income--net              523,660              125,780

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended October 31,
                                                   -----------------------------

                                                     1999              1998(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         2,488              560,105

Shares redeemed                                      (81)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,407              560,105
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         2,764              560,000

Shares redeemed                                       (1)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,763              560,000
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                            --              160,000
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            74              320,000

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                       Year Ended October 31,
                                                   -----------------------------

CLASS A SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.07              12.50

Investment Operations:

Investment income--net                                .29(b)             .09

Net realized and unrealized gain (loss)
   on investments                                    1.45               (.52)

Total from Investment Operations                     1.74               (.43)

Net asset value, end of period                      13.81              12.07
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 14.42              (3.44)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.85                .59(d)

Ratio of net investment income
   to average net assets                             2.17                .75(d)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                     .13                .11(d)

Portfolio Turnover Rate                             40.60               12.26(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               7,769               6,758

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended October 31,
                                                    ----------------------------

CLASS B SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.04              12.50

Investment Operations:

Investment income--net                                .19(b)             .06

Net realized and unrealized gain (loss)
   on investments                                    1.44               (.52)

Total from Investment Operations                     1.63               (.46)

Net asset value, end of period                      13.67              12.04
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 13.54              (3.68)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              2.60                .84(d)

Ratio of net investment income
   to average net assets                             1.42                .50(d)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                     .13                .11(d)

Portfolio Turnover Rate                             40.60               12.26(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               7,695                 6,740

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended October 31,
                                                   ----------------------------

CLASS C SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.04              12.50

Investment Operations:

Investment income--net                                .19(b)             .06

Net realized and unrealized gain (loss)
   on investments                                    1.44               (.52)

Total from Investment Operations                     1.63               (.46)

Net asset value, end of period                      13.67              12.04
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 13.54              (3.68)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              2.60                .84(d)

Ratio of net investment income
   to average net assets                             1.42                .50(d)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                    .13                 .11(d)

Portfolio Turnover Rate                            40.60               12.26(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)              2,188               1,926

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended October 31,
                                                    ----------------------------

CLASS R SHARES                                       1999               1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                12.08              12.50

Investment Operations:

Investment income--net                                .32(b)             .10

Net realized and unrealized gain (loss)
   on investments                                    1.46               (.52)

Total from Investment Operations                     1.78               (.42)

Net asset value, end of period                      13.86              12.08
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                    14.73              (3.36)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.60                .50(c)

Ratio of net investment income
   to average net assets                             2.42                .84(c)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                     .13                .11(c)

Portfolio Turnover Rate                             40.60               12.26(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)               4,436                  3,864

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Global Allocation Fund (the "fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is total return. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

   Class A .................... 560,000   Class C ..................... 160,000

   Class B .................... 560,000   Class R ..................... 320,000

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the
accrual    basis.    Under    the    terms    of    the

custody agreement, the fund received net earnings credit of $934 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1998 through October 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees,
share    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

holder service plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $27,279 during the period ended October 31, 1999.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $55,160 and $15,742, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $18,522, $18,387 and $5,247, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $113 pursuant to the transfer agency agreement.

(D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.


NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 1999, amounted to $4,344,144 and $3,164,980, respectively.

The following summarizes open forward currency exchange contracts at October 31, 1999:



                                                            FOREIGN                                            UNREALIZED
FORWARD CURRENCY                                           CURRENCY                                           APPRECIATION
EXCHANGE CONTRACTS                                          AMOUNTS        COST ($)          VALUE ($)   (DEPRECIATION) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
expiring 12/20/99                                         1,003,980       1,655,493          1,648,166              (7,327)

Euro Dollars,
expiring 12/20/99                                         2,649,000       2,796,188          2,794,790              (1,398)

SALES:                                                                     PROCEEDS

Japanese Yen,
expiring 12/20/99                                       254,519,000       2,429,042          2,459,104             (30,062)

Swiss Francs,
expiring 12/20/99                                         1,303,000         861,271            860,050               1,221

    TOTAL                                                                                                          (37,566)



The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

contracts which is typically limited to the unrealized gain on each open contract.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1999 are set forth in the Statement of Financial Futures.

(B) At October 31, 1999, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $1,045,814, consisting of $1,516,941 gross unrealized appreciation and $471,127 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Global Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Global Allocation Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Global Allocation Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period than ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 9, 1999

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 1999:

   --the total amount of taxes paid to foreign countries was $10,844

   --the total amount of income sourced from foreign countries was $25,399

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1999 calendar year with Form 1099-DIV which will be mailed by January 31, 2000.


NOTES

                                                           For More Information

                        Dreyfus Premier Global Allocation Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              545/546AR9910